CleanSpark Reports Second Quarter FY2022 Financial Results

Second quarter revenue of $41.6 million, net loss of $(0.17) million and Adjusted EBITDA of $22.5 million; Company continues to execute its strategic plan and make significant headway in mining operations

LAS VEGAS, May 10, 2022 – CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), a sustainable bitcoin mining and energy technology company, today reported financial results for the three and six months ended March 31, 2022.

“The theme for this quarter has been operational and financial execution,” said Zach Bradford, Chief Executive Officer. “While the whole industry faced macro headwinds, primarily driven by a lower average bitcoin price, we continued to execute on our infrastructure-first strategy. We have line-of-sight on 600MW of power, driven in large part by the recent agreement we signed with Lancium at the end of the quarter. We continue to make strides in our commitment to ESG principles, most notably by working on attracting and retaining a diverse and highly qualified workforce. As for our capital strategy, our growth capex was funded 100% from the conversion of bitcoin. We have not utilized the shelf offering since November and we continue to right size our capital structure through means of non-dilutive capital.”

Q2 Financial Highlights

Financial Results for the Three Months Ended March 31, 2022

•
Revenues for the quarter grew to $41.6 million, an increase of $33.5 million, or 4x, from $8.1 million for the same prior year period.
•
The Company recognized a net loss for the three months ended March 31, 2022, of $(0.17) million or $(0.00) basic loss per share compared to net income of $7.4 million or $0.28 basic earnings per share for the same prior year period.
•
Adjusted EBITDA1 improved significantly to $22.5 million, compared to Adjusted EBITDA1 of $1.9 million from the same prior year period.
•
The Company also saw sequential revenues grow slightly in the second quarter compared to the previous quarter. Revenues increased $0.4 million, or 1%, from the first quarter. Net loss for the second quarter was $(0.17) million, reversing net income of $14.5 million in the first quarter. Adjusted EBITDA1 was $22.5 million, decreasing 7.2% from $24.2 million in the first quarter.

Balance Sheet Highlights as of March 31, 2022

Assets

•
Cash: $1.9 million

•
Digital Currency: $17.0 million
•
Total Current assets: $42.0 million
•
Total Mining assets (including prepaid deposits & deployed miners): $326.0 million
•
Total Assets: $424.8 million

Liabilities and Stockholders’ equity

•
Current Liabilities: $22.6 million
•
Total Liabilities: $23.9 million
•
Total Stockholders’ Equity: $400.9 million

The Company had working capital of $19.4 million and no long-term debt as of March 31, 2022.

Investor Conference Call and Webcast

The Company will hold its second quarter 2022 earnings presentation and business update for investors and analysts today, May 10, 2022, at 1:30 p.m. PST/4:30 p.m. EST.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

Participant Dial-in (Toll free): 1-877-270-2148

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company’s website following the call.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release, but are not limited to statements regarding our future results of operations and financial position, industry and business trends, equity compensation, business strategy, plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; the successful deployment of energy solutions for residential and commercial applications; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Non-GAAP Measures

Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time.

The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results.

We are providing supplemental financial measures for (i) non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations; and (ii) non-GAAP Adjusted EBITDA that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions.

We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors.

We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.

About CleanSpark

CleanSpark, Inc., a Nevada corporation, is a sustainable bitcoin mining and energy technology company that is solving modern energy challenges. For more information about the Company, please visit the Company's website at https://www.cleanspark.com/investor-relations.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

	March 31, 2022 (Unaudited)	September 30, 2021
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$1,912,947	$18,040,327
Accounts receivable, net	6,836,253	2,619,957
Inventory	1,259,423	2,672,744
Prepaid expense and other current assets	10,316,242	5,129,047
Digital currency	17,045,640	23,603,210
Derivative investment asset	3,794,359	4,905,656
Investment in equity security	250,000	260,772
Investment in debt security, AFS, at fair value	541,200	494,608
Total current assets	$41,956,064	$57,726,321

Property and equipment, net	$276,330,089	$137,674,739
Operating lease right of use asset	1,353,557	1,488,240
Intangible assets, net	10,262,761	12,699,177
Deposits on mining equipment	69,902,321	87,959,910
Other long-term assets	5,943,314	875,536
Goodwill	19,049,198	19,049,198
Total assets	$424,797,304	$317,473,121

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$21,385,732	$7,975,263
Contract liabilities	188,929	296,964
Operating lease liability	321,600	256,195
Finance lease liability	345,817	413,798
Acquisition liability	-	300,000
Contingent consideration	-	820,802
Dividends payable	335,439	-
Total current liabilities	22,577,517	10,063,022
Long-term liabilities
Operating lease liability, net of current portion	1,043,931	1,235,325
Finance lease liability, net of current portion	257,952	458,308
Total liabilities	$23,879,400	$11,756,655

Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 41,290,587 and 37,395,945 shares issued and outstanding as of March 31, 2022, and September 30, 2021, respectively	41,291	37,394
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding as of March 31, 2022, and September 30, 2021, respectively	1,750	1,750
Additional paid-in capital	525,246,200	444,074,832
Accumulated other comprehensive income (loss)	41,200	(5,392)
Accumulated deficit	(124,412,537)	(138,392,118)
Total stockholders' equity	400,917,904	305,716,466

Total liabilities and stockholders' equity	$424,797,304	$317,473,121

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the three months ended		For the six months ended
	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Revenues, net
Digital currency mining revenue, net	$36,965,739	$6,715,792	$73,940,317	$7,449,202
Energy hardware, software and services revenue	4,585,971	1,313,530	8,556,181	2,827,233
Other services revenue	86,282	90,366	383,463	100,824
Total revenues, net	41,637,992	8,119,688	82,879,961	10,377,258

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	12,127,120	1,537,683	20,925,046	2,879,197
Professional fees	900,976	2,456,554	4,218,795	4,169,277
Payroll expenses	10,542,025	3,262,097	19,425,072	6,576,298
General and administrative expenses	3,182,946	1,243,154	5,071,046	2,193,293
(Gain) on disposal of assets	(920,861)	—	(642,691)	—
Other impairment expense (related to Digital Currency)	811,345	—	7,033,691	—
Depreciation and amortization	11,661,633	2,117,172	19,359,201	3,226,263
Total costs and expenses	38,305,184	10,616,660	75,390,160	19,044,328

Income (loss) from operations	3,332,808	(2,496,972)	7,489,801	(8,667,070)

Other income (expense)
Other income	308,038	541,576	308,038	541,576
Change in fair value of contingent consideration	290,249	—	345,791	—
Realized gain (loss) on sale of digital currency	(2,733,882)	585,709	7,260,909	635,627
Realized gain on sale of equity security	—	—	665	—
Unrealized gain (loss) on equity security	—	343,000	(1,847)	269,500
Unrealized gain (loss) on derivative security	(1,410,146)	8,400,629	(1,111,297)	7,380,135
Interest income	51,782	54,479	85,253	102,463
Interest expense	(9,584)	(28,381)	(62,293)	(29,721)
Total other income (expense)	(3,503,543)	9,897,012	6,825,219	8,899,580

Income (loss) before income tax (expense) or benefit	(170,735)	7,400,040	14,315,020	232,510
Income tax (expense) or benefit	—	—	—	—
Net income (loss)	$(170,735)	$7,400,040	$14,315,020	$232,510

Preferred stock dividends	20,828	$177,505	335,439	$177,505

Net income (loss) attributable to common shareholders	$(191,563)	$7,222,535	$13,979,581	$55,005

Other comprehensive income	28,479	—	46,592	—

Total comprehensive income (loss) attributable to common shareholders	$(163,084)	$7,222,535	$14,026,173	$55,005

Income (loss) per common share - basic	$(0.00)	$0.28	$0.34	$0.00

Weighted average common shares outstanding - basic	41,336,342	25,925,259	40,802,319	24,025,557

Income (loss) per common share - diluted	$(0.00)	$0.22	$0.34	$0.00

Weighted average common shares outstanding - diluted	41,336,342	32,697,863	40,861,052	30,798,161

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

	Three months ended March 31,
	2022	2021
Revenues, net
Digital currency mining revenue, net	$36,965,739	$6,715,792
Energy hardware, software and services revenue	4,585,971	1,313,530
Other services revenue	86,282	90,366
Total revenues, net	$41,637,992	$8,119,688

Net income (loss)	$(170,735)	$7,400,040
Adjustments:
Other impairment expense (related to Digital Currency)	$811,345	$—
Depreciation and amortization	11,661,633	2,117,172
Stock based compensation	6,583,999	849,015
Change in fair value of contingent consideration	(290,249)	—
Other income	—	(10,407)
Realized loss (gain) on sale of digital currency	2,733,882	(585,709)
Unrealized gain on equity security	—	(343,000)
Unrealized loss (gain) on derivative security	1,410,146	(8,400,629)
Interest income	(51,782)	(88,391)
Interest expense	9,584	62,293
Gain on disposal of assets	(920,861)	—
One-time legal fees related to litigation	116,377	1,429,725
One-time legal fees related to financing & business development transactions	41,047	—
Severance expenses	571,729	—
PPP debt forgiveness	—	(531,169)
Total Adjusted EBITDA	$22,506,115	$1,898,940

Three months ended December 31, 2021
Revenues, net
Digital currency mining revenue, net	$36,974,578
Energy hardware, software and services revenue	3,970,210
Other services revenue	297,181
Total revenues, net	$41,241,969

Net income	$14,485,755
Adjustments:
Other impairment expense (related to Digital Currency)	$6,222,346
Depreciation and amortization	7,697,568
Stock based compensation	5,749,107
Change in fair value of contingent consideration	(55,542)
Realized gain on sale of digital currency	(9,994,791)
Realized gain on sale of equity security	(665)
Unrealized loss on equity security	1,847
Unrealized gain on derivative security	(298,849)
Interest income	(33,471)
Interest expense	52,709
Loss on disposal of assets	278,170
One-time legal fees related to litigation	136,092
Total Adjusted EBITDA	$24,240,276

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com